ALLIANCE GLOBAL STRATEGIC INCOME TRUST
500 PLAZA DRIVE, SECAUCUS, NJ 07094, (201) 319-4000


SEMI-ANNUAL REPORT
APRIL 30, 1997
(UNAUDITED)



LETTER TO SHAREHOLDERS                   ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

June 17, 1997

Dear Shareholder:

The world's bond markets have entered a period of consolidation. Well-behaved inflation, steady central bank policies, and a focus on fiscal discipline are still in place and should keep a lid on yields. We are not bearish, and from current levels, bonds in most markets are likely to outperform cash over the next six to twelve months. The "yield convergence" theme is still alive even though it has run a long way. In what promises to be an essentially stable interest rate environment during 1997, higher-yielding side markets should continue to outperform, at least in local currency terms.

We are pleased to report that Alliance Global Strategic Income Trust posted solid returns over the most recent period. For the six months ended April 30, 1997, Class A shares returned 7.71% on a net asset value (NAV) basis. This compares with 1.85% for the unmanaged Lehman Brothers Aggregate Bond Index, and 3.24% for the Lipper Average of Multi-Sector Income Funds. The 38 funds in the Lipper peer group have investment objectives that are generally similar to that of Global Strategic Income Trust. We are pleased to report that for the trailing twelve months, Class A shares posted a total return of 19.74%, which compares favorably with returns of both the Lipper benchmark and the Lehman Aggregate benchmark.


INVESTMENT RESULTS
                              TOTAL RETURNS AS OF APRIL 30, 1997
                                 6 MONTHS           12 MONTHS
                                ----------         -----------
GLOBAL STRATEGIC INCOME FUND
   Class A                          7.71%              19.74%
   Class B                          7.63               19.27
   Class C                          7.64               19.39

LIPPER AVERAGE OF MULTI-SECTOR
  INCOME FUND                       3.24%              10.81%

LEHMAN BROTHERS AGGREGATE           1.85%               7.08%


ECONOMIC REVIEW
The U.S. economy finished 1996 on a strong note. After moderating in the third quarter, the economy picked up speed as the year came to a close, led by a rebound in consumer spending. The annualized gain in retail sales jumped to 4.8% in the fourth quarter, up from only 0.9% in the third quarter. An unexpected surge in export growth also added to year-end growth. In all, growth in aggregate output (GDP), which dipped to 2.1% in the third quarter, accelerated to 3.8% during the final three months of 1996.

The economy continued its strong performance in the first quarter of 1997, buoyed by continued growth in the labor market. The unemployment rate edged down to 5.2% and wages continued to climb, with hourly earnings up 4% annually through March. Retail sales continued their strong pace during the first quarter and consumer confidence remained elevated. The production side of the economy also showed considerable strength with first quarter industrial production up by 4.9% over levels from a year earlier and total hours worked up by 3.8% over that same time period. Overall, GDP growth jumped to 5.8% during the first three months of 1997--its fastest rate of increase in nearly 10 years.

Despite the strong growth, inflation remained well behaved. After moving slightly higher late in 1996, consumer and producer price gains both retreated in early 1997 with consumer prices advancing through April at a 2.5% annual rate and producer prices up just 0.8% for the same period. The Federal Reserve raised interest rates 0.25% at the end of March in a preemptive strike against what were seen as mounting inflationary pressures.

In Japan, continued weakness in the banking sector and the rise in consumption taxes fostered low confidence and slow growth. The financial sector remains under pressure and attempts to resolve the banking crisis are intensifying.

The Canadian Government called for General Elections in early June, more than a year before the Government's term expires, which added to market volatility. The Australian market underperformed the U.S. in local currency terms. However, sluggishness in consumer demand combined with very well behaved inflation in Australia is likely to keep the Reserve Bank of Australia in an easing mode. In fully hedged U.S. dollar terms, all developed markets, except Australia and Italy, outperformed the U.S. market.


1



                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

In Europe, the driving force behind excellent bond market returns has been the quest for monetary union. However, the change in several governments within Europe reflects voter unhappiness with long term structural unemployment problems, particularly in France. Elections in France and Great Britain added to market volatility, creating speculation and uncertainty in the markets. The run-up to the election in France has increased market turbulence and EMU pressures. The U.S. dollar should continue to perform very well against the core European currencies.

INVESTMENT OUTLOOK
U.S. economic growth has continued into its third consecutive quarter at a pace considered above the long-term, non-inflationary rate. While continued growth at the current pace may warrant additional rate increases, we expect the U.S. economy to gradually slow over the next several quarters to a more sustainable 2% to 2.5% growth rate. We anticipate this slowing will occur before any substantial inflationary pressures materialize. Given the potential for further rate increases in the near-term, the market will be particularly vulnerable to daily economic news which may put upward pressure on yields. In contrast to recent periods of rising rates, the relative lack of leverage in the U.S. financial system suggests that the interest rates and volatility will be less substantial than in 1994.

In Europe, we expect that well-behaved inflation will be offset by moderately improving growth prospects. The commodity oriented economies of New Zealand and Australia are more closely linked to the U.S., but here also we anticipate that good inflation performance and sluggish growth should continue to produce strong fixed income returns. We continue to believe that Japan offers the lowest value of any developed bond market over the next six months. Market expectations of an interest rate increase in the third quarter are certain to intensify although the Bank of Japan may delay slightly, to ensure economic recovery.

After stellar returns in 1996, emerging market debt cooled somewhat in first quarter 1997. Nonetheless, we remain positive on emerging market debt. Higher U.S. interest rates may produce temporary weakness in emerging market debt prices; however, the fundamental economics remain sound for this fixed income sector and should support additional gains in the upcoming year.

In Argentina, the economy is gaining momentum and is on track for at least 5% growth this year, after 4.4% growth in 1996. The strength of the economic expansion is producing a rapid increase in tax revenues while fiscal expenditures remain largely unchanged from last year's levels. The recent decision by Standard & Poor's to raise many Argentine corporate debt ratings underscores the economic progress being made in this country. Panama's external debt (including Brady bonds) was recently assigned a Ba1 rating by Moody's. This rating reflects the sound economic policies being pursued by the Panamanian government and should support significant price gains in the debt securities of that country in the upcoming year.

The Mexican economy continues to perform strongly, led by strong growth in investment and exports. Growth is expected to remain strong at around 4% in 1997 and inflation and interest rates should both decline during the upcoming year. Investor confidence in Mexico's economic policies is growing and the decision to prepay the remaining $3.5 billion owed to the U.S. for the 1995 peso bailout is another positive step in their efforts to restore Mexico's credibility in international capital markets. However, Congressional and Gubernatorial elections are scheduled for the summer and are likely to cause an increase in market volatility in the months leading up to the elections. This political uncertainty sounds a cautionary note and we will be monitoring developments closely.

In Russia, recent data indicate that the economy is beginning to grow. Inflation remains on a downward trend and reserves have increased considerably. The government has reinforced its commitment to pursuing a market-oriented economy with the naming of an aggressive, reform-minded cabinet but the fiscal situation remains negative. Development of a realistic budget will be an essential step in putting the country's fiscal affairs in order.


2



                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

The high yield bond market continues to perform very well. Continued large inflows into the high yield market by onshore and offshore investors, combined with an excellent economic environment for corporate balance sheets, provide a fine backdrop for high yield investing.

Thank you for your continued interest and investment in Alliance Global Strategic Income Trust. We look forward to reporting to you again on market activity and the Fund's investment results in coming periods.

Sincerely,


John D. Carifa
Chairman


Douglas Peebles
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3



INVESTMENT OBJECTIVE AND POLICIES        ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

Alliance Global Strategic Income Trust seeks to provide high current monthly income and, secondarily, capital appreciation. The Trust invests in a wide variety of fixed income markets including U.S. government and agency securities, U.S. corporate securities, U.S. dollar-denominated government bonds of emerging countries and non-U.S. dollar-denominated bonds of developed and emerging markets.



INVESTMENT RESULTS
_______________________________________________________________________________

TOTAL RETURNS AND YIELDS AS OF APRIL 30, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . Since Inception*           +19.50%        +15.64%
 . SECYield**                  +6.15%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . Since Inception*           +20.96%        +19.20%
 . SECYield**                  +5.71%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . Since Inception*           +20.96%        +20.96%
 . SECYield**                  +5.73%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: January 9, 1996, Class A; March 21, 1996, Class B & C.
**   Yields are for the 30-day period ended April 30, 1997.


4



PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)               ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

                                                PRINCIPAL
                                                  AMOUNT
                                                   (000)     U.S. $ VALUE
-------------------------------------------------------------------------
ARGENTINA-12.7%
CORPORATE DEBT OBLIGATIONS-7.3%
Acindar Industry
  11.25%, 2/15/04 (a)                   US$         500      $   508,750
Telefonica De Argentina
  11.88%, 11/01/04                                  700          823,375
                                                             ------------
                                                               1,332,125

GOVERNMENT OBLIGATIONS-5.4%
Republic of Argentina
  11.75%, 2/12/07 (a)(b)                ARS         550          578,959
  Pensioner-Bocon Series 1 FRN
  3.58%, 4/01/07 (a)                                554          419,114
                                                             ------------
                                                                 998,073

Total Argentinian Securities
  (cost $2,277,260)                                            2,330,198

AUSTRALIA-4.7%
GOVERNMENT OBLIGATION-4.7%
Republic of Australia
  8.75%, 8/15/08 (a)
  (cost $879,353)                       AU$       1,050          866,745

CROATIA-3.2%
GOVERNMENT OBLIGATION-3.2%
Republic of Croatia
  6.50%, 7/30/10 (a)
  (cost $590,011)                       US$         600          577,500

CZECH REPUBLIC-0.4%
CORPORATE DEBT OBLIGATION-0.4%
International Bank For
  Reconstruction & Development
  11.50%, 10/09/97 (a)
  (cost $92,792)                        CZK       2,500           80,197

DENMARK-2.5%
GOVERNMENT OBLIGATION-2.5%
Kingdom of Denmark
  7.00%, 11/15/07 (a)
  (cost $465,025)                       DKK       3,000          463,908


                                               SHARES OR
                                               PRINCIPAL
                                                 AMOUNT
                                                  (000)      U.S. $ VALUE
-------------------------------------------------------------------------
ECUADOR-3.4%
GOVERNMENT OBLIGATION-3.4%
Government of Ecuador
  11.25%, 4/25/02 (b)
  (cost $603,750)                       US$         600      $   615,000

FRANCE-2.2%
PREFERRED STOCK-2.2%
Credit Lyonaise Capital ADR (a)(b)
  (cost $394,112)                       US$      16,000          400,288

GERMANY-9.3%
CORPORATE DEBT OBLIGATION-4.5%
Exide Holding Europe S.A.
  9.13%, 4/15/04 (b)                    DEM       1,400          817,171

GOVERNMENT OBLIGATIONS-4.8%
Republic of Germany
  6.00%, 1/04/07 (a)                                780          456,745
  6.50%, 10/14/05 (a)                               700          425,859
                                                             ------------
                                                                 882,604

Total German Securities
  (cost $1,712,187)                                            1,699,775

ITALY-5.0%
GOVERNMENT OBLIGATION-5.0%
Republic of Italy
  8.25%, 7/01/01 (a)
  (cost $921,636)                       ITL   1,500,000          915,066

MEXICO-2.9%
CORPORATE DEBT OBLIGATION-1.6%
Innova De R.L.
  12.88%, 4/01/07 (a)(b)                US$         300          297,000

GOVERNMENT OBLIGATIONS-1.3%
Mexican Treasury Bill
  25.90%, 6/26/97 (a)(c)                MXP         497           60,412
  27.70%, 7/31/97 (a)(c)                          1,405          167,567
                                                             ------------
                                                                 227,979

Total Mexican Securities
  (cost $528,915)                                                524,979


5



PORTFOLIO OF INVESTMENTS (CONTINUED)     ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
NEW ZEALAND-3.4%
GOVERNMENT OBLIGATION-3.4%
Government of New Zealand
  8.00%, 11/15/06 (a)
  (cost $653,394)                       NZ$         900         $628,293

NORWAY-2.3%
GOVERNMENT OBLIGATION-2.3%
Kingdom of Norway
  5.75%, 11/30/04 (a)
  (cost $457,109)                       NOK       3,000          419,476

PANAMA-3.2%
GOVERNMENT OBLIGATION-3.2%
Republic of Panama FRN IRB
  3.50%, 7/17/14 (a)
  (cost $593,131)                       US$         800          593,000

POLAND-0.7%
GOVERNMENT OBLIGATION-0.7%
Polish Treasury Bill
  21.70%, 11/26/97 (c)
  (cost $128,995)                       PLN         450          126,748

QATAR-2.5%
CORPORATE DEBT OBLIGATION-2.5%
Ras Laffan Liquid Natural Gas
  8.29%, 3/15/14 (a)(b)
  (cost $462,945)                       US$         450          457,463

RUSSIA-7.4%
SOVEREIGN DEBT OBLIGATIONS-4.1%
Russia Principal Loans - WI
  FRN 12/29/49 (b)(d)                   US$       1,000          586,875
Vnesheconombank
  3.25%, 12/31/25                                   200          162,750
                                                             ------------
                                                                 749,625

SOVEREIGN DEBT-RELATED-3.3%
Credit Suisse First Boston Corp.
  Indexed Note, Linked Russian
  Federation GKO
  12.50%, 11/03/97 (e)                  US$         650          607,945
Total Russian Securities
  (cost $1,317,081)                                            1,357,570

SPAIN-2.0%
GOVERNMENT OBLIGATIONS-2.0%
Government of Spain
  10.00%, 2/28/05 (a)                   ESP      23,000          188,970
  10.10%, 2/28/01 (a)                            22,000          172,128
Total Spanish Securities
  (cost $390,177)                                                361,098

SWEDEN-2.2%
GOVERNMENT OBLIGATION-2.2%
Government of Sweden
  5.50%, 4/12/02 (a)
  (cost $416,628)                       SEK       3,300          406,559

UNITED KINGDOM-4.6%
GOVERNMENT OBLIGATIONS-4.6%
U.K. Treasury Gilts
  7.00%, 11/06/01 (a)                   GBP         200          322,298
  7.25%, 12/07/07                                   325          518,958
Total United Kingdom Securities
  (cost $839,797)                                                841,256

UNITED STATES-24.4%
U.S. GOVERNMENT OBLIGATIONS-12.5%
U.S. Treasury Bonds
  6.63%, 2/15/27 (a)                    US$         375          359,414
U.S. Treasury Notes
  6.25%, 2/15/07 (a)                              2,000        1,934,374
                                                             ------------
                                                               2,293,788


6



                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

                                                PRINCIPAL
                                                  AMOUNT
                                                   (000)    U.S. $ VALUE
-------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-7.5%
Optel Inc.
  13.00%, 2/15/05 (a)(b)                US$         500     $    477,500
Providian Capital
  9.53%, 02/01/27 (a)(b)                            400          413,049
Riggs Capital
  8.88%, 3/15/27 (a)(b)                             500          492,840
                                                             ------------
                                                               1,383,389

TIME DEPOSIT-4.4%
Bank of Tokyo
  5.69%, 5/01/97                                    800          800,000

Total United States Securities
  (cost $4,519,289)                                          $ 4,477,177

TOTAL INVESTMENTS-99.0%
  (cost $18,243,587)                                          18,142,296
Other assets less liabilities-1.0%                               188,858

NET ASSETS-100%                                              $18,331,154


(a) Securities, or portion thereof, with an aggregate market value of $12,284,760 have been segregated to collateralize forward exchange currency contracts.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1997, these securities amounted to $5,136,145 or 28.0% of net assets.

(c)  Annualized yield to maturity at purchase date.

(d) An interest rate based on the six month Libor Rate plus 81.25 basis points will take effect upon issuance of bonds.

(e) Redemption value of this security will be an amount equal to the principal amount of such note, plus or minus any calculated cost to the issuer.

     Glossary of terms:
     ADR - American depositary receipt.
     FRN - Floating rate note.
     IRB - Interest reduction bond.
     WI  - When issued.

     See notes to financial statements.


7



STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)               ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $18,243,587)           $18,142,296
  Cash                                                                  80,955
  Receivable for investment securities sold                          2,144,116
  Interest receivable                                                  302,646
  Receivable for capital stock sold                                    189,222
  Unrealized appreciation of forward exchange currency contracts       102,921
  Receivable from advisor                                               10,313
  Deferred organization expenses                                       111,931
  Total assets                                                      21,084,400

LIABILITIES
  Payable for investment securities purchased                        2,644,758
  Dividend payable                                                      44,024
  Distribution fee payable                                              11,081
  Accrued expenses and other liabilities                                53,383
  Total liabilities                                                  2,753,246

NET ASSETS                                                         $18,331,154

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $     1,656
  Additional paid-in capital                                        18,131,286
  Distributions in excess of net investment income                    (168,887)
  Accumulated net realized gain on investments and foreign
    currency transactions                                              367,039
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                             60
                                                                   $18,331,154

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($5,649,176/
    510,251 shares of capital stock issued and outstanding)             $11.07
  Sales Charge--4.25% of public offering price                             .49
  Maximum offering price                                                $11.56

  CLASS B SHARES
  Net asset value and offering price per share ($10,211,681/
    922,366 shares of capital stock issued and outstanding)             $11.07

  CLASS C SHARES
  Net asset value and offering price per share ($2,470,297/
    223,125 shares of capital stock issued and outstanding)             $11.07


See notes to financial statements.


8



STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes withheld of $118)      $422,331
  Dividends                                               12,595     $ 434,926

EXPENSES
  Advisory fee                                            38,710
  Distribution fee - Class A                               5,302
  Distribution fee - Class B                              25,914
  Distribution fee - Class C                               8,029
  Custodian                                               66,884
  Administration                                          44,500
  Audit and legal                                         30,018
  Registration                                            17,726
  Amortization of organization expenses                   14,822
  Transfer agency                                         14,636
  Directors' fees                                         11,637
  Printing                                                 5,346
  Miscellaneous                                            1,703
  Total expenses                                                       285,227
  Less expenses waived and assumed by Adviser (see Note B)            (163,390)
  Net expenses                                                         121,837
  Net investment income                                                313,089

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                         282,720
  Net realized gain on foreign currency transactions                    85,395
  Net change in unrealized appreciation of:
    Investments                                                       (259,477)
    Foreign currency denominated assets and liabilities                 93,392
  Net gain on investments                                              202,030

NET INCREASE IN NET ASSETS FROM OPERATIONS                           $ 515,119


See notes to financial statements.


9



STATEMENT OF CHANGES
IN NET ASSETS                            ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

                                                 SIX MONTHS ENDED  JAN. 9,1996*
                                                    APRIL 30,1997       TO
                                                     (UNAUDITED)   OCT. 31,1996
                                                    -------------  ------------
INCREASE (DECREASE)IN NET ASSETS FROM OPERATIONS
  Net investment income                              $   313,089    $  137,202
  Net realized gain on investments and foreign
    currency transactions                                368,115        60,401
  Net change in unrealized appreciation of
    investments and foreign currency denominated
    assets and liabilities.                             (166,085)      166,145
  Net increase in net assets from operations             515,119       363,748

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                             (164,172)     (139,600)
    Class B                                             (225,568)      (13,366)
    Class C                                              (69,738)      (12,007)
  Net realized gain on investments
    Class A                                              (22,494)           -0-
    Class B                                              (23,190)           -0-
    Class C                                              (10,520)           -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                        14,487,529     3,545,413
  Total increase                                      14,486,966     3,744,188

NET ASSETS
  Beginning of period                                  3,844,188       100,000
  End of period                                      $18,331,154    $3,844,188


*  Commencement of operations.
   See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1997 (UNAUDITED)               ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Strategic Income Trust, Inc. (the "Fund"), was incorporated in the State of Maryland on October 25, 1995 as a non-diversified, open-end management investment company. Prior to commencement of operations on January 9, 1996, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10,000 shares of Class A shares for the aggregate amount of $100,000 on December 18, 1995.

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996 are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the day of valuation or if no such closing price is available, at the mean of the last bid and ask price quoted on such day. However, readily marketable portfolio securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such security. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value as determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $151,270 have been deferred and are being amortized on a straight-line basis through January 2001.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.


11

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

For federal income tax purposes, the Fund's distributions of income and capital gains are subject to recharacterization, which may include a tax return of capital, at the end of the year to reflect the final investment results for that year.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

The Adviser has agreed, to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed on an annual basis 1.90%, 2.60% and 2.60% of the daily average net assets for the Class A, Class B and Class C shares respectively.

"For the six months ended April 30, 1997, the Adviser waived $38,710 in fees and reimbursed the Fund $72,080 for additional expenses." Pursuant to the Advisory Agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 1997, the Adviser agreed to waive reimbursement for these administrative expenses in the amount of $44,500.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the six months ended April 30, 1997 the transfer agent agreed to waive fees in the amount of $8,100.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $5,995 from the sale of Class A shares and $1,293, and $1,694 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended April 30, 1997.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and up to 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $508,283 and $150,479 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $43,084,821 and $32,423,757 respectively, for the six months ended April 30, 1997. There were purchases of $4,552,811 and sales of $2,596,539 of U.S. government and government agency obligations for the six months ended April 30, 1997.


12



                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

At April 30, 1997, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $151,602 and gross unrealized depreciation of investments was $252,893, resulting in net unrealized depreciation of $101,291 (excluding foreign currency transactions).

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid high quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At April 30, 1997, the Fund had outstanding forward exchange currency contracts, as follows:

                                           CONTRACT     VALUE ON        U.S. $      UNREALIZED
                                            AMOUNT    ORIGINATION      CURRENT     APPRECIATION
                                             (000)        DATE          VALUE     (DEPRECIATION)
                                          ----------  ------------  ------------  --------------
FOREIGN CURRENCY BUY CONTRACTS
Australian Dollars, expiring 7/10/97            614      $476,431      $478,811      $  2,380
Deutsche Marks, expiring 7/07/97                460       297,695       266,792       (30,903)
Greek Drachma, expiring 5/27/97              64,775       236,811       234,767        (2,044)
Indonesia Rupiah, expiring
  5/12/97-1/16/98                           550,000       221,437       220,169        (1,268)
Japanese Yen, expiring 1/12/98               10,485        92,103        85,863        (6,240)
Polish Zloty, expiring 9/17/97                  800       241,000       238,096        (2,904)
Spanish Pesetas, expiring 5/30/97            25,000       174,459       171,099        (3,360)


13

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

                                           CONTRACT     VALUE ON        U.S. $      UNREALIZED
                                            AMOUNT    ORIGINATION      CURRENT     APPRECIATION
                                             (000)        DATE          VALUE     (DEPRECIATION)
                                          ----------  ------------  ------------  --------------
FOREIGN CURRENCY SALE CONTRACTS
Australian Dollars, expiring 7/10/97          1,593    $1,243,786    $1,241,835      $  1,951
British Pound, expiring
  5/07/97-6/18/97                               535       868,397       865,987         2,410
Danish Krone, expiring 7/22/97                2,001       311,259       304,883         6,376
Deutsche Marks, expiring
  5/09/97-9/17/97                             4,321     2,558,847     2,509,643        49,204
European Currency Unit expiring 5/12/97         213       250,865       239,766        11,099
French Francs, expiring 5/30/97               1,274       223,872       218,627         5,245
Italian Lira, expiring 5/19/97            1,609,706       945,218       939,082         6,136
Japanese Yen, expiring 1/12/98               10,485       108,822        85,863        22,959
New Zealand Dollars, expiring 5/07/97         1,000       691,750       693,157        (1,407)
Spanish Pesetas, expiring 5/30/97            54,754       382,298       374,732         7,566
Swedish Krona, expiring 5/28/97               3,212       419,320       409,677         9,643
Swiss Francs, expiring 7/07/97                  400       299,446       273,368        26,078
                                                                                  ------------
                                                                                     $102,921


2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds


14



                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the six months ended April 30, 1997.

NOTE E: CAPITAL STOCK
There are 9,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                  SIX MONTHS ENDED JAN. 9,1996*  SIX MONTHS ENDED  JAN. 9,1996*
                     APRIL 30,1997       TO       APRIL 30,1997        TO
                      (UNAUDITED)  OCT. 31, 1996   (UNAUDITED)    OCT. 31,1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              326,600       253,587      $3,639,992      $2,571,898
Shares issued in
  reinvestment of
  dividends and
  distributions            7,185         4,140          79,134          42,969
Shares redeemed          (35,480)      (55,781)       (389,594)       (570,111)
Net increase             298,305       201,946      $3,329,532      $2,044,756


                                  MARCH 25,1996**               MARCH 25,1996**
                                        TO                              TO
                                   OCT. 31,1996                   OCT. 31,1996
                                  -------------                  --------------
CLASS B
Shares sold              984,252        78,358     $10,950,005        $822,339
Shares issued in
  reinvestment of
  dividends and
  distributions            7,903           107          86,934           1,138
Shares redeemed         (143,668)       (4,586)     (1,582,253)        (47,937)
Net increase             848,487        73,879     $ 9,454,686        $775,540

CLASS C
Shares sold              178,304        74,590     $ 1,977,485        $781,283
Shares issued in
  reinvestment of
  dividends and
  distributions            1,896           117          20,825           1,225
Shares redeemed          (26,338)       (5,444)       (294,999)        (57,391)
Net increase             153,862        69,263     $ 1,703,311        $725,117


*    Commencement of operations.
**   Commencement of distribution.


15



FINANCIAL HIGHLIGHTS                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                             CLASS A
                                               --------------------------------
                                               SIX MONTHS ENDED  JAN. 9,1996(a)
                                                  APRIL 30,1997        TO
                                                    (UNAUDITED)   OCT. 31,1996
                                                  -------------  --------------
Net asset value, beginning of period                    $10.83         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                               .35            .69
Net realized and unrealized gain on investments
  and foreign currency transactions                        .50            .95
Net increase in net asset value from operations            .85           1.64

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      (.51)          (.81)
Distributions from net realized gains on investments      (.10)            -0-
Total dividends and distributions                         (.61)          (.81)
Net asset value, end of period                          $11.07         $10.83

TOTAL RETURN
Total investment return based on net asset value (d)      7.71%         17.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $5,649         $2,295
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements (e)             1.90%          1.90%
  Expenses, before waivers/reimbursements (e)             5.07%         19.20%
  Net investment income (e)                               6.57%          8.36%
Portfolio turnover rate                                    730%           282%


See footnote summary on page 18.


16



                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                            CLASS B
                                              ---------------------------------
                                              SIX MONTHS ENDED  MAR. 25,1996(f)
                                                 APRIL 30,1997         TO
                                                   (UNAUDITED)   OCT. 31,1996
                                                  -------------  --------------
Net asset value, beginning of period                    $10.83         $ 9.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                               .30            .41
Net realized and unrealized gain on investments
  and foreign currency transactions                        .52           1.01
Net increase in net asset value from operations            .82           1.42

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      (.48)          (.56)
Distributions from net realized gains on investments      (.10)            -0-
Total dividends and distributions                         (.58)          (.56)
Net asset value, end of period                          $11.07         $10.83

TOTAL RETURN
Total investment return based on net asset value (d)      7.63%         14.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $10,212           $800
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements (e)             2.60%          2.60%
  Expenses, before waivers/reimbursements (e)             5.76%         19.57%
  Net investment income (e)                               5.79%          7.26%
Portfolio turnover rate                                    730%           282%


See footnote summary on page 18.


17



FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                             CLASS C
                                              ---------------------------------
                                              SIX MONTHS ENDED  MAR. 25,1996(f)
                                                 APRIL 30,1997             TO
                                                   (UNAUDITED)    OCT. 31,1996
                                                 --------------  --------------
Net asset value, beginning of period                    $10.83         $ 9.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                               .32            .39
Net realized and unrealized gain on investments
  and foreign currency transactions                        .50           1.03
Net increase in net asset value from operations            .82           1.42

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      (.48)          (.56)
Distributions from net realized gains on investments      (.10)            -0-
Total dividends and distributions                         (.58)          (.56)
Net asset value, end of period                          $11.07         $10.83

TOTAL RETURN
Total investment return based on net asset value (d)      7.64%         14.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $2,470           $750
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements (e)             2.60%          2.60%
  Expenses, before waivers/reimbursements (e)             5.77%         19.49%
  Net investment income (e)                               5.86%          7.03%
Portfolio turnover rate                                    730%           282%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived/reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f)  Commencement of distribution.


18



                                         ALLIANCE GLOBAL STRATEGIC INCOME TRUST
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


19



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio

20